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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                October 25, 2000

                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                            0-29288                 06-0868496
--------                            -------                 ----------
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                 File Number)            Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                   10020
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (212) 218-7910
                                                            --------------

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ITEM 5.           OTHER EVENTS

            Reference is made to the Registrant's October 25, 2000 Press Release (Exhibit A).



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

            (c)(1) Exhibit A: Registrant's October 25, 2000 Press Release (attached hereto).


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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GRIFFIN LAND & NURSERIES, INC.


                                          /s/ Anthony J. Galici
                                          -------------------------------------
                                          Anthony J. Galici
                                          Vice President, Chief Financial
                                          Officer and Secretary


Dated: October 30, 2000